SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 28, 2001
                                -----------------




                                 ebank.com, Inc.
                                 ---------------
                            (Exact name of registrant
                          as specified in its charter)




  Georgia                         333-41545                   58-2349097
 -------------------------------------------------------------------------------

  (State or other                (Commission              (I.R.S. Employer
  jurisdiction of                File Number)              Identification No.)
  incorporation)




                 2410 Paces Ferry Road, Atlanta, Georgia           30339
  ---------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code: (770) 863-9229
                                                           --------------




                                 Not Applicable
          (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On December 27, 2000, ebank.com, Inc. entered into a definitive agreement to acquire all of the outstanding shares of Peachtree Capital Corporation, a Georgia corporation, an Atlanta securities brokerage company. In exchange for all the shares of Peachtree Capital, ebank will provide $400,000 cash and $450,000, or 153,584 shares, of 9% convertible senior preferred stock to the current shareholders of Peachtree Capital, Caroline O. and Steven Harless. The preferred stock is automatically convertible on a one-for-one basis into common stock over a 2 year period, subject to adjustments if Peachtree Capital does meet certain performance targets or if the price of ebank's common stock drops. The amount of consideration was determined based upon arm's length negotiations. The parties have also entered into a registration rights agreement to assist in the disposition of the common stock received upon conversion of the preferred stock. Caroline Harless will remain as the President of Peachtree Capital, and Steven Harless will continue to provide financial services to Peachtree Capital, following completion of the transaction. The parties intend to close the transaction on December 31, 2001. Following the transaction, the parties have 75 days to obtain all required regulatory approvals for the stock acquisition. If all approvals are not obtained, the transaction may be terminated and all consideration returned to the respective parties.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

          Exhibit No.       Description
          ----------        -----------

              99.1          Stock Purchase Agreement dated December 27, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EBANK.COM, INC.



                                                     By: /s/ James L. Box
                                                            ------------------
                                                             James L. Box,
                                                         Chief Executive Officer

Dated: December 28, 2001

                           Exhibit Index

 Exhibit No.   Description                                         Page Number
 -----------   -----------                                         -----------
    99.1       Stock Purchase Agreement dated December 27, 2001      Page 4